Exhibit 99.1

Thumzup® Extends Window for Share Repurchases Under $10 Million Buyback Authorization Until October 31, 2025

●	Board of Directors has extended the current window for share repurchases from September 30, 2025 to October 31, 2025

Los Angeles, CA – October 1, 2025 - Thumzup Media Corporation (“Thumzup” or the “Company”) (Nasdaq: TZUP), a digital asset accumulator and advertising industry disruptor, today announced that its Board of Directors has extended the window under which the broker-dealer executing the stock buyback may repurchase shares under the Company’s newly authorized share buyback program from September 30, 2025 until October 31, 2025. As previously announced, the Company is authorized to repurchase up to $10 million in common stock on the open market from time to time based on market conditions, cash reserves, cash flows and the balancing of uses of cash for operations, growth and other considerations as may be considered in the Company’s sole discretion.

“Our decision to extend the buyback authorization ensures that we remain positioned to continue returning value to our shareholders on an ongoing basis,” said Robert Steele, Chief Executive Officer of Thumzup. “We remain committed to balancing the execution of our long-term strategy with prudent capital allocation, including the repurchase of our stock when we believe it represents an attractive opportunity.”

As previously announced, Thumzup had completed its initial $1 million share repurchase program in September 2025, repurchasing 212,432 shares of common stock at a weighted average price of $4.71 per share.

About Thumzup®

Thumzup Media Corporation is pioneering a new era of digital marketing and financial innovation. In parallel with the growth of its AdTech platform, Thumzup’s Board of Directors has authorized the company to strategically expand its treasury strategy beyond Bitcoin to include leading cryptocurrencies, such as Dogecoin, Litecoin, Solana, Ripple, Ether, and USD Coin, reinforcing the Company’s commitment to financial agility and innovation.

Legal Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties, some of which are beyond our control, and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, and other filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Company Contact

Thumzup Investor Relations

investors@thumzupmedia.com

800-403-6150

Media Contact

Jessica Starman

media@thumzupmedia.com